Form N-CSR Item 19(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in November 2024. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the November distribution. It is not determinative of the tax character of the Fund’s distributions for the 2024 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: November 2024

Distribution Amount per Common Share: $0.1646

The following table sets forth an estimate of the sources of the Fund’s November distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0267	16.2%	$0.0267	16.2%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.1379	83.8%	$0.1379	83.8%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%
Total per common share	$0.1646	100.0%	$0.1646	100.0%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on October 31, 2024[1]	9.74%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2024[2]	7.51%
Cumulative total return at NAV for the fiscal year through October 31, 2024[3]	32.28%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of October 31, 2024[4]	7.21%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on October 31, 2024.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2024.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to October 31, 2024 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to October 31, 2024 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2024.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2024 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

November 29, 2024

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in December 2024. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the December distribution. It is not determinative of the tax character of the Fund’s distributions for the 2024 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: December 2024

Distribution Amount per Common Share: $0.1646

The following table sets forth an estimate of the sources of the Fund’s December distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0296	18.0%	$0.0563	17.1%
Net Realized Short-Term Capital Gains	$0.1295	78.7%	$0.1295	39.4%
Net Realized Long-Term Capital Gains	$0.0055	3.3%	$0.1434	43.5%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.0000	0.0%
Total per common share	$0.1646	100.0%	$0.3292	100.0%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on November 30, 2024[1]	10.45%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2024[2]	7.09%
Cumulative total return at NAV for the fiscal year through November 30, 2024[3]	6.65%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of November 30, 2024[4]	0.59%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on November 30, 2024.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2024.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to November 30, 2024 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to November 30, 2024 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2024.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2024 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

December 31, 2024

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in January 2025. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the January distribution. It is not determinative of the tax character of the Fund’s distributions for the 2025 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: January 2025

Distribution Amount per Common Share: $0.1646

The following table sets forth an estimate of the sources of the Fund’s January distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0250	15.2%	$0.0813	16.5%
Net Realized Short-Term Capital Gains	$0.0000	41.9%	$0.0691	14.0%
Net Realized Long-Term Capital Gains	$0.1396	84.8%	$0.3434	69.5%
Return of Capital or Other Capital Source(s)	$0.0000	0.00%	$0.0000	0.00%
Total per common share	$0.1646	100.00%	$0.4938	100.00%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on December 31, 2024[1]	8.27%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2024[2]	7.66%
Cumulative total return at NAV for the fiscal year through December 31, 2024[3]	-0.59%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of December 31, 2024[4]	1.28%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on December 31, 2024.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2024.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to December 31, 2024 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to December 31, 2024 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2024.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2025 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

January 31, 2025

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in February 2025. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the February distribution. It is not determinative of the tax character of the Fund’s distributions for the 2025 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: February 2025

Distribution Amount per Common Share: $0.1646

The following table sets forth an estimate of the sources of the Fund’s February distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0240	14.6%	$0.1053	16.0%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0001	0.0%
Net Realized Long-Term Capital Gains	$0.1406	85.4%	$0.5530	84.0%
Return of Capital or Other Capital Source(s)	$0.0000	0.00%	$0.0000	0.00%
Total per common share	$0.1646	100.00%	$0.6584	100.00%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on January 31, 2025[1]	9.41%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2025[2]	7.38%
Cumulative total return at NAV for the fiscal year through January 31, 2025[3]	3.87%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of January 31, 2025[4]	1.84%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on January 31, 2025.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2025.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to January 31, 2025 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to January 31, 2025 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2025.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2025 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

February 28, 2025

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in March 2025. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the March distribution. It is not determinative of the tax character of the Fund’s distributions for the 2025 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: March 2025

Distribution Amount per Common Share: $0.1646

The following table sets forth an estimate of the sources of the Fund’s March distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0285	17.3%	$0.1338	16.3%
Net Realized Short-Term Capital Gains	$0.0387	23.5%	$0.0388	4.7%
Net Realized Long-Term Capital Gains	$0.0974	59.2%	$0.6504	79.0%
Return of Capital or Other Capital Source(s)	$0.0000	0.00%	$0.0000	0.00%
Total per common share	$0.1646	100.00%	$0.8230	100.00%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on February 28, 2025[1]	11.59%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2025[2]	7.48%
Cumulative total return at NAV for the fiscal year through February 28, 2025[3]	3.19%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of February 28, 2025[4]	2.49%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on February 28, 2025.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2025.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to February 28, 2025 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to February 28, 2025 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2025.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2025 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

March 31, 2025

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT) with important information concerning the distribution declared in April 2025. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the April distribution. It is not determinative of the tax character of the Fund’s distributions for the 2025 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: April 2025

Distribution Amount per Common Share: $0.1646

The following table sets forth an estimate of the sources of the Fund’s April distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Advantaged Dividend Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0369	22.4%	$0.1708	17.3%
Net Realized Short-Term Capital Gains	$0.0405	24.6%	$0.0792	8.0%
Net Realized Long-Term Capital Gains	$0.0872	53.0%	$0.7376	74.7%
Return of Capital or Other Capital Source(s)	$0.0000	0.00%	$0.0000	0.00%
Total per common share	$0.1646	100.00%	$0.9876	100.00%

[1]	The Fund’s fiscal year is November 1, 2024 to October 31, 2025

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on March 31, 2025[1]	16.79%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2025[2]	7.75%
Cumulative total return at NAV for the fiscal year through March 31, 2025[3]	0.25%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of March 31, 2025[4]	3.23%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on March 31, 2025.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2025.
[3]

Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to March 31, 2025 including distributions paid and assuming reinvestment of those distributions.

[4]

Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to March 31, 2025 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2025.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2025 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Advantaged Dividend Income Fund

April 30, 2025